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                                                                   EXHIBIT 10.10

         Certain portions of this exhibit have been deleted and confidentially filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 406 under the Securities Act of 1933, as amended. The confidential portions of the exhibit that have been deleted are indicted by "[*****]" inserted in place of such confidential information.


                                SUPPLY AGREEMENT


1. CONTRACT DURATION: This Agreement shall be effective January 1, 1997 and continue for a period of three years through December 31, 1999 and year to year thereafter unless canceled by either party upon 180 days written notice prior to the expiry of the initial term or any renewal thereof.

2. Simcala, Inc. agrees to sell and Alcan agrees to buy effective January 1, 1997 [********************************************] of silicon metal per year. This tonnage [**********************************************]
         for Alcan Sebree. Shipments will be in approximately equal monthly increments. One month prior to the start of each quarter, the Alcan and Simcala representatives [**********************************************
         ***********************************************************************
         **********************************************************************]
         one month prior to the start of each quarter.

3.       Shipping terms:  [*********************]

4.       Pricing:
         The first quarter 1997 price will be [****]/pound of [*******] silicon metal. [**************************************************************
         ********************************************]. Simcala and Alcan will exchange non-confidential market information to facilitate the pricing process.

5.       Quality:  [****************************************************]

         Specification:
         [**
         **                             ****
         **                             ****
         **                             ****
         **                             ****
         **                             ****
         **                            ****]


         [**********************************************************************
         *********************************************]

         [*********************************************************]
         Shipments in bulk truckload quantities.


[*] Confidential treatment requested


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         Reference the attached Alcan General Purchasing Specification for silicon metal - GP-S-3 Rev. #2, effective 4/30/96.

6.       Terms:  [***************************************************]

7.       Above pricing will cover shipments [**********************************
         **************************************************************].

8. Asset Disposal: Should Alcan dispose of any of their plants with their demands for silicon covered by this Supply Agreement both Alcan and Simcala agrees to meet to discuss the affected volume. Once an agreement is reached on the volume, an amendment to the Supply Agreement will be issued in writing. If no agreement is reached within 90 days of such asset disposal, an automatic adjustment of the volume equivalent to the average of the last 9 month releases to the Company, the assets of which have been disposed of by Alcan, will be applied to the monthly releases under this Agreement, for the remaining term of it.

9. All and any silicon metal purchased through this contract will be for Alcan's consumption within the United States or any other Alcan location outside the United States, this latter case however only after mutual agreement confirmed in writing by Simcala.

10.      Any resale of silicon metal out of this contract is not permitted.

11. Warranties and Claims: Seller warrants that (a) the Product sold hereunder will conform to the description herein set forth, within the tolerances of Buyer's specification as described herein; (b) such Product will not be defective in material or workmanship; (c) the title to such Product which Seller will convey to Buyer will be good and marketable; (d) the transfer of such Product by Seller to Buyer will be rightful and (e) such Product will be delivered free from any security interest or other lien or encumbrance created by, or otherwise arising out of acts or omissions of Seller. In the event of a breach of any warranty by Seller given hereby as to the Product herein. Seller will be notified thereof by Buyer promptly after discovery thereof and in any event within 90 days after receipt of such Product by Buyer or in case of any breach which cannot reasonably be detected by Buyer within 10 days after such detection, and in any event within one year after receipt of such Product by Buyer. If such breach has occurred, and such timely notice has been given, Seller will, at Buyer's option, repair or replace such Product or refund or appropriately adjust the purchase price thereof, or, in the case of a



[*] Confidential treatment requested


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         breach in warranties (c), (d), or (e) above, take other appropriate action to remedy such breach; disposition of such Product to be repaired or replaced or as to which a refund is to be made shall be pursuant to Buyer's directions and at Seller's expense, Seller will be given a reasonable opportunity to investigate all claims and Buyer will cooperate in any such investigation.

12. Fairness Clause: If for any reason beyond the control of the parties, economic circumstances, including the introduction of any future sales and/or added value taxes in the United States, change in such a way the execution of this Agreement or any part thereof would cause undue hardship to either one or both of the parties, or unduly favor one to the detriment of the other, the parties shall consult with each other to find a mutually acceptable and equitable solution with respect thereto.

         In the event within ninety days of a claim of hardship of either party, no solution will be agreed to, this agreement can be canceled within a term of further 180 days.

13. Severability of Terms: This Agreement and every provision hereof shall be deemed to be severable, and in the event that any Article, Paragraph, or Provision hereby is invalid or illegal, or in the event any Article, Paragraph or Provision hereof shall be construed as preventing the formation of a valid binding contract between the parties to this Agreement, any such Article, Paragraph or Provision shall be deemed to be stricken from this Agreement, and the remainder of this Agreement shall continue to be in full force and effect as though such Article, Paragraph or Provision was not contained in this Agreement.

14. Assignment: This Agreement shall not be assignable, as to assignment of rights and/or delegation of duties, in whole or in part by either party or by operation of law in any matter whatsoever (including but not limited to voluntary or involuntary bankruptcy, receivership, dissolution, liquidation or death) without the other party's prior written consent which shall not be unreasonably withheld, but otherwise shall be binding upon and shall inure to the benefit of the parties, their representatives, successors and assigns.

15. Force Majure: Neither Alcan nor Simcala shall be liable for any delay or failure in fulfilling their obligations under this Agreement in case such delay or failure is caused by strike or other labor dispute, acts or laws of federal, state, or local governments, war, civil insurrection, Acts of God, or any other reason not subject to Alcan's or Simcala's reasonable control which cannot be prevented or overcome by the reasonable diligence or action of Alcan or Simcala.

16. Additional Terms: This Agreement together with Alcan's "Conditions of Order", a copy of which is on the reverse side of Alcan's Purchase Order, constitute the entire agreement between the parties for the Product.


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

         All and any of the conditions of this Agreement supersede Alcan's "Conditions of Order" where conflicts exist.

         No other terms shall be valid unless in writing and signed by the parties hereto.

17. Applicable Law: This Agreement shall be governed as to all matters affecting its validity, construction or performance by the laws of Ohio.

Executed as of August 3, 1997.


SIMCALA, INC.                               BY:   /s/
                                               ---------------------------------

ALCAN ALUMINUM LTD.                         BY:   /s/
                                               ---------------------------------


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